Exhibit 10.2.3

AMENDMENT

Amendment, dated as of March 15, 2021, to the Management Services Agreement, dated May 12, 2016, by and among Chicken Soup for the Soul Entertainment , Inc. (“Service Recipient”), and Chicken Soup for the Soul, LLC (“Parent”), and the subsidiaries of Service Recipients listed on Schedule A to the Agreement.

1.Section 6.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.1 Terms of Service. The term of this Agreement shall be five (5) years beginning on the Effective Date; provided however that such term shall renew for successive terms of one (1) year thereafter unless the Parent or the Service Recipient provides written notice to the other that this Agreement shall not be renewed at least sixty (30) days prior to the expiration of the then current term.

2.All other terms of the Agreement shall remain in effect as in effect as of the date of this Amendment.

CHICKEN SOUP FOR THE SOUL ENTERTAINMENT, INC.

By:	/s/ William J. Rouhana, Jr.
	Name:	William J. Rouhana, Jr.
	Title:	Chief Executive Officer

CHICKEN SOUP FOR THE SOUL, LLC

	By:	CHICKEN SOUP FOR THE SOUL HOLDINGS, LLC, Manager

		By:	E BRANDS, LLC, Manager

			By:	TREMA, LLC, Manager

			By:	/s/ William J. Rouhana, Jr.
				Name:	William J. Rouhana, Jr.
				Title:	Chief Executive Officer